UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-25A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-10                 74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-25A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of November 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-25A
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 31, 2002       By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002





                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002

                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-25A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1         93,213,000.00   93,213,000.00      30,457.90     333,515.39    363,973.29       0.00          0.00       93,182,542.10
IIA1       379,764,000.00  379,764,000.00   3,943,591.24   1,788,055.50  5,731,646.74       0.00          0.00      375,820,408.76
IIIA1       25,097,000.00   25,097,000.00      16,831.02     121,302.17    138,133.19       0.00          0.00       25,080,168.98
IVA1       125,038,000.00  125,038,000.00     431,679.20     536,621.42    968,300.62       0.00          0.00      124,606,320.80
IB1          2,099,000.00    2,099,000.00         653.98       4,775.23      5,429.21       0.00          0.00        2,098,346.02
IB2          1,449,000.00    1,449,000.00         451.46       4,081.35      4,532.81       0.00          0.00        1,448,548.54
IIB1         8,663,000.00    8,663,000.00       5,087.01      41,414.08     46,501.09       0.00          0.00        8,657,912.99
IIB2         6,985,000.00    6,985,000.00       4,101.67      33,392.28     37,493.95       0.00          0.00        6,980,898.33
B3           5,411,000.00    5,411,000.00       2,890.26      25,066.35     27,956.61       0.00          0.00        5,408,109.74
B4           7,575,000.00    7,575,000.00       4,046.15      35,091.04     39,137.19       0.00          0.00        7,570,953.85
B5           1,974,000.00    1,974,000.00       1,054.40       9,144.52     10,198.92       0.00          0.00        1,972,945.60
B6           1,660,217.00    1,660,217.00         886.71       7,690.92      8,577.63       0.00          0.00        1,659,330.29
R                  100.00          100.00         100.00           0.40        100.40       0.00          0.00                0.00
P1                   0.00            0.00           0.00           0.00          0.00       0.00          0.00                0.00
P2                   0.00            0.00           0.00           0.00          0.00       0.00          0.00                0.00
TOTALS     658,928,317.00  658,928,317.00   4,441,831.00   2,940,150.65  7,381,981.65       0.00          0.00      654,486,486.00

IA2         93,213,000.00   93,213,000.00           0.00      40,392.30     40,392.30      0.00           0.00       93,182,542.10
IIA2         8,202,870.00    8,202,870.00           0.00      38,621.85     38,621.85      0.00           0.00        8,117,833.48
IIIA2          471,805.00      471,805.00           0.00       2,280.39      2,280.39      0.00           0.00          471,436.55
IVA2        10,797,367.00   10,797,367.00           0.00      46,338.70     46,338.70      0.00           0.00       10,759,973.82
IB1X         2,099,000.00    2,099,000.00           0.00       3,644.55      3,644.55      0.00           0.00        2,098,346.02
IB2X         1,449,000.00    1,449,000.00           0.00       1,731.06      1,731.06      0.00           0.00        1,448,548.54
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
IA1      86359ADT7   1,000.00000000        0.32675592    3.57799223     3.90474816    999.67324408         IA1       4.293591 %
IIA1     86359ADV2   1,000.00000000       10.38432089    4.70833333    15.09265423    989.61567911         IIA1      5.650000 %
IIIA1    86359ADX8   1,000.00000000        0.67063872    4.83333347     5.50397219    999.32936128         IIIA1     5.800000 %
IVA1     86359ADZ3   1,000.00000000        3.45238408    4.29166669     7.74405077    996.54761592         IVA1      5.150000 %
IB1      86359AEB5   1,000.00000000        0.31156741    2.27500238     2.58656980    999.68843259         IB1       2.730000 %
IB2      86359AED1   1,000.00000000        0.31156660    2.81666667     3.12823326    999.68843340         IB2       3.380000 %
IIB1     86359AEF6   1,000.00000000        0.58721113    4.78057024     5.36778137    999.41278887         IIB1      5.736684 %
IIB2     86359AEG4   1,000.00000000        0.58721117    4.78056979     5.36778096    999.41278883         IIB2      5.736684 %
B3       86359AEH2   1,000.00000000        0.53414526    4.63248013     5.16662539    999.46585474         B3        5.558976 %
B4       86359AEK5   1,000.00000000        0.53414521    4.63248053     5.16662574    999.46585479         B4        5.558976 %
B5       86359AEL3   1,000.00000000        0.53414387    4.63248227     5.16662614    999.46585613         B5        5.558976 %
B6       86359AEM1   1,000.00000000        0.53409283    4.63247877     5.16657160    999.46590717         B6        5.558976 %
R        86359AEJ8   1,000.00000000    1,000.00000000    4.00000000  ,004.00000000      0.00000000         R         4.813591 %
TOTALS               1,000.00000000        6.74099274    4.46201897    11.20301171    993.25900726

IA2      86359ADU4   1,000.00000000        0.00000000    0.43333333     0.43333333    999.67324408         IA2       0.520000 %
IIA2     86359ADW0   1,000.00000000        0.00000000    4.70833379     4.70833379    989.63332102         IIA2      5.650000 %
IIIA2    86359ADY6   1,000.00000000        0.00000000    4.83333157     4.83333157    999.21906296         IIIA2     5.800000 %
IVA2     86359AEA7   1,000.00000000        0.00000000    4.29166666     4.29166666    996.53682421         IVA2      5.150000 %
IB1X     86359AEC3   1,000.00000000        0.00000000    1.73632682     1.73632682    999.68843259         IB1X      2.083591 %
IB2X     86359AEE9   1,000.00000000        0.00000000    1.19465839     1.19465839    999.68843340         IB2X      1.433591 %
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------

Total Scheduled Principal Amounts                      359,377.56
Group 1 Scheduled Principal Amounts                     31,144.36
Group 2 Scheduled Principal Amounts                    250,707.56
Group 3 Scheduled Principal Amounts                     17,504.59
Group 4 Scheduled Principal Amounts                     60,021.05

Total Unscheduled Principal Amounts                  4,082,453.53
Group 1 Unscheduled Principal Amounts                    1,515.87
Group 2 Unscheduled Principal Amounts                3,705,921.09
Group 3 Unscheduled Principal Amounts                      236.88
Group 4 Unscheduled Principal Amounts                  374,779.69

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00
Group 2 Net Liquidation Proceeds                        0.00
Group 3 Net Liquidation Proceeds                        0.00
Group 4 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00
Group 2 Insurance Proceeds                              0.00
Group 3 Insurance Proceeds                              0.00
Group 4 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00
Group 1  Aggregate  Advances                            0.00
Group 2 Aggregate  Advances                             0.00
Group 3 Aggregate  Advances                             0.00
Group 4 Aggregate  Advances                             0.00

Ending Principal Balance                                654,486,486.70
Group 1 Ending Principal Balance                         99,928,053.09
Group 2 Ending Principal Balance                        396,639,345.69
Group 3 Ending Principal Balance                         26,456,227.84
Group 4 Ending Principal Balance                        131,462,860.08

Current Period Realized Losses                          0.00
Group 1 Current Period Realized Losses                  0.00
Group 2 Current Period Realized Losses                  0.00
Group 3 Current Period Realized Losses                  0.00
Group 4 Current Period Realized Losses                  0.00

Aggregate Realized Losses                               0.00
Group 1 Aggregate Realized Losses                       0.00
Group 2 Aggregate Realized Losses                       0.00
Group 3 Aggregate Realized Losses                       0.00
Group 4 Aggregate Realized Losses                       0.00

Fraud Loss Limit                                        13,178,526.00
Bankruptcy Loss Loss Limit                                 113,434.00
Special Hazard Loss Loss Limit                           8,728,000.00

Bankruptcy Losses                                       0.00
Group 1 Bankruptcy Losses                               0.00
Group 2 Bankruptcy Losses                               0.00
Group 3 Bankruptcy Losses                               0.00
Group 4 Bankruptcy Losses                               0.00

Total Subsequent Recoveries                             0.00
Group 1 Subsequent Recoveries                           0.00
Group 2 Subsequent Recoveries                           0.00
Group 3 Subsequent Recoveries                           0.00
Group 4 Subsequent Recoveries                           0.00

Fraud Losses                                            0.00
Group 1 Fraud Losses                                    0.00
Group 2 Fraud Losses                                    0.00
Group 3 Fraud Losses                                    0.00
Group 4 Fraud Losses                                    0.00

Special Hazard Losses                                   0.00
Group 1 Special Hazard Losses                           0.00
Group 2 Special Hazard Losses                           0.00
Group 3 Special Hazard Losses                           0.00
Group 4 Special Hazard Losses                           0.00

Servicing Fees                                          147,689.77
Trustee Fees                                              3,569.20
Master Service Fee                                            0.00

Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

     Group 1
                                               Principal
    Category              Number                Balance               Percentage
    1 Month              0                                0.00                  0.00 %
    2 Month              0                                0.00                  0.00 %
    3 Month              0                                0.00                  0.00 %
    Total                0                                0.00                  0.00 %
     Group 2
                                               Principal
    Category              Number                Balance               Percentage
    1 Month              0                                0.00                  0.00 %
    2 Month              0                                0.00                  0.00 %
    3 Month              0                                0.00                  0.00 %
    Total                0                                0.00                  0.00 %
     Group 3
                                               Principal
    Category              Number                Balance               Percentage
    1 Month              0                                0.00                  0.00 %
    2 Month              0                                0.00                  0.00 %
    3 Month              0                                0.00                  0.00 %
    Total                0                                0.00                  0.00 %
     Group 4
                                               Principal
    Category              Number                Balance               Percentage
    1 Month              0                                0.00                  0.00 %
    2 Month              0                                0.00                  0.00 %
    3 Month              0                                0.00                  0.00 %
     Total               0                                0.00                  0.00 %
     Group Totals
                                               Principal
    Category              Number                Balance               Percentage
    1 Month              0                                0.00                  0.00 %
    2 Month              0                                0.00                  0.00 %
    3 Month              0                                0.00                  0.00 %
     Total               0                                0.00                  0.00 %

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

        Group 1
                             Principal
        Number               Balance                Percentage
                  0                    0.00                  0.00 %
        Group 2
                             Principal
        Number               Balance                Percentage
                  0                    0.00                  0.00 %
        Group 3
                             Principal
        Number               Balance                Percentage
                  0                    0.00                  0.00 %
        Group 4
                             Principal
        Number               Balance                Percentage
                  0                    0.00                  0.00 %
       Group Totals
                             Principal
        Number               Balance                Percentage
                  0                    0.00                  0.00 %

Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

         Group 1
                              Principal
         Number               Balance                Percentage
                   0                    0.00                  0.00 %
         Group 2
                              Principal
         Number               Balance                Percentage
                   0                    0.00                  0.00 %
         Group 3
                              Principal
         Number               Balance                Percentage
                   0                    0.00                  0.00 %
         Group 4
                              Principal
         Number               Balance                Percentage
                   0                    0.00                  0.00 %
        Group Totals
                              Principal
         Number               Balance                Percentage
                   0                    0.00                  0.00 %

Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iiia1 shortfall                           0.00
Class iiia2 shortfall                           0.00
Class iva1 shortfall                            0.00
Class iva2 shortfall                            0.00
Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iiia1 shortfall                           0.00
Class iiia2 shortfall                           0.00
Class iva1 shortfall                            0.00
Class iva2 shortfall                            0.00
Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Total Relief Act                                0.00
Class ia1 Relief Act Shortfall                  0.00
Class ia2 Relief Act Shortfall                  0.00
Class iia1 Relief Act Shortfall                 0.00
Class iia2 Relief Act Shortfall                 0.00
Class iiia1 Relief Act Shortfall                0.00
Class iiia2 Relief Act Shortfall                0.00
Class iva1 Relief Act Shortfall                 0.00
Class iva2 Relief Act Shortfall                 0.00
Class ib1 Relief Act Shortfall                  0.00
Class ib1x Relief Act Shortfall                 0.00
Class ib2 Relief Act Shortfall                  0.00
Class ib2x Relief Act Shortfall                 0.00
Class b3 Relief Act Shortfall                   0.00
Class b4 Relief Act Shortfall                   0.00
Class b5 Relief Act Shortfall                   0.00
Class b6 Relief Act Shortfall                   0.00
Class iib1 Relief Act Shortfall                 0.00
Class iib2 Relief Act Shortfall                 0.00
Class r Relief Act Shortfall                    0.00

Total PPIS Act                                  0.00
Class ia1 PPIS Act Shortfall                    0.00
Class ia2 PPIS Act Shortfall                    0.00
Class iia1 PPIS Act Shortfall                   0.00
Class iia2 PPIS Act Shortfall                   0.00
Class iiia1 PPIS Act Shortfall                  0.00
Class iiia2 PPIS Act Shortfall                  0.00
Class iva1 PPIS Act Shortfall                   0.00
Class iva2 PPIS Act Shortfall                   0.00
Class ib1 PPIS Act Shortfall                    0.00
Class ib1x PPIS Act Shortfall                   0.00
Class ib2 PPIS Act Shortfall                    0.00
Class ib2x PPIS Act Shortfall                   0.00
Class b3 PPIS Act Shortfall                     0.00
Class b4 PPIS Act Shortfall                     0.00
Class b5 PPIS Act Shortfall                     0.00
Class b6 PPIS Act Shortfall                     0.00
Class iib1 PPIS Act Shortfall                   0.00
Class iib2 PPIS Act Shortfall                   0.00
Class r PPIS Act Shortfall                      0.00


